FREEPORT-McMoRAN COPPER & GOLD

EXPANDING RESOURCES

FCX LISTED NYSE

1st Quarter 2013
Earnings Conference Call

April 18, 2013

Cautionary Statement Regarding Forward-Looking Statements

This presentation contains forward-looking statements in which FCX discusses its potential future performance. Forward-looking statements are all statements other than statements of historical facts, such as those statements regarding projected ore grades and milling rates, projected production and sales volumes, projected unit net cash costs, projected operating cash flows, projected capital expenditures, exploration efforts and results, mine production and development plans, the impact of deferred intercompany profits on earnings, liquidity, other financial commitments and tax rates, the impact of copper, gold, molybdenum and cobalt price changes, reserve estimates, future dividend payments and potential share purchases, and estimated EBITDA for 2013 assuming completion of the pending acquisitions. The words "anticipates," "may," "can," "plans," "believes," "estimates," "expects," "projects," "intends," "likely," "will," "should," "to be," and any similar expressions are intended to identify those assertions as forward-looking statements. The declaration of dividends is at the discretion of FCX's Board and will depend on FCX's financial results, cash requirements, future prospects, and other factors deemed relevant by the Board.

This presentation also includes forward-looking statements regarding mineralized material not included in reserves. The mineralized material described in this presentation will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material not included in reserves will become proven and probable reserves.

FCX cautions readers that forward-looking statements are not guarantees of future performance and its actual results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Important factors that can cause FCX's actual results to differ materially from those anticipated in the forward-looking statements include commodity prices, mine sequencing, production rates, industry risks, regulatory changes, political risks, the outcome of ongoing discussions with the Indonesian government, the potential effects of violence in Indonesia, the resolution of administrative disputes in the Democratic Republic of Congo, weather-and climate-related risks, labor relations, environmental risks, litigation results, currency translation risks, risks associated with completion of the pending acquisitions and other factors described in more detail under the heading "Risk Factors" in FCX's Annual Report on Form 10-K for the year ended December 31, 2012, filed with the U.S. Securities and Exchange Commission (SEC) as updated by our subsequent filings with the SEC.

Investors are cautioned that many of the assumptions on which FCX's forward-looking statements are based are likely to change after its forward-looking statements are made, including for example commodity prices, which FCX cannot control, and production volumes and costs, some aspects of which FCX may or may not be able to control. Further, FCX may make changes to its business plans that could or will affect its results. FCX cautions investors that it does not intend to update forward-looking statements more frequently than quarterly notwithstanding any changes in FCX's assumptions, changes in business plans, actual experience or other changes, and FCX undertakes no obligation to update any forward-looking statements.

This presentation also contains certain financial measures such as unit net cash costs per pound of copper and per pound of molybdenum. As required by SEC Regulation G, reconciliations of these measures to amounts reported in FCX's consolidated financial statements are in the supplemental schedule, "Product Revenues and Production Costs," beginning on page VII, which is also available on FCX's website, "www.fcx.com."

Additional Information About the Pending Transactions and Where to Find It

PXP Transaction

In connection with the pending transaction, FCX has filed with the SEC a registration statement on Form S-4/A that includes a preliminary proxy statement of PXP that also constitutes a prospectus of FCX. FCX and PXP also plan to file other relevant documents with the SEC regarding the pending transaction. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by FCX and PXP with the SEC at the SEC's website at www.sec.gov. You may also obtain these documents by contacting FCX's Investor Relations department at (602) 366-8400, or via e-mail at IR@fmi.com; or by contacting PXP's Investor Relations department at (713) 579-6291, or via email at investor@pxp.com.

FCX and PXP and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the pending transaction. Information about FCX's directors and executive officers is available in FCX's proxy statement dated April 27, 2012, for its 2012 Annual Meeting of Stockholders. Information about PXP's directors and executive officers is available in PXP's proxy statement dated April 13, 2012, for its 2012 Annual Meeting of Stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors should read the definitive proxy statement/prospectus carefully when it becomes available. You may obtain free copies of these documents from FCX or PXP using the sources indicated above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

MMR Transaction

In connection with the pending transaction, FCX and the royalty trust formed in connection with the transaction have filed with the SEC a registration statement on Form S-4/A that includes a preliminary proxy statement of MMR that also constitutes a prospectus of FCX and the royalty trust. FCX, the royalty trust and MMR also plan to file other relevant documents with the SEC regarding the pending transaction. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by FCX, the royalty trust and MMR with the SEC at the SEC's website at www.sec.gov. You may also obtain these documents by contacting FCX's Investor Relations department at (602) 366-8400, or via e-mail at IR@fmi.com; or by contacting MMR's Investor Relations department at (504) 582-4000, or via email at IR@fmi.com.

FCX and MMR and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the pending transaction. Information about FCX's directors and executive officers is available in FCX's proxy statement dated April 27, 2012, for its 2012 Annual Meeting of Stockholders. Information about MMR's directors and executive officers is available in MMR's proxy statement dated April 27, 2012, for its 2012 Annual Meeting of Stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors should read the definitive proxy statement/prospectus carefully when it becomes available. You may obtain free copies of these documents from FCX or MMR using the sources indicated above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

"Expanding Resources"

2012 Annual Report Highlights


FREEPORT-MCMORAN COPPER & GOLD
EXPANDING RESOURCES
2012 ANNUAL REPORT

- **Established, Long-Lived Reserves**
- **Geographically Diverse**
- **Growing Production/Cash Flow Profile**
- **Asset Base to Expand Through Pending Acquisition of North American Based Oil & Gas Assets**
- **Financially Strong**
- **Environmentally Responsible**
- **Experienced Team**

1Q13 Highlights

- Strong Operating Performance Globally
- Productivity Improvements at Grasberg
- Advanced Brownfield Development Projects
  - Completed Second Phase Expansion at Tenke
  - Advancing Morenci Mill Expansion
  - Commenced Initial Construction at Cerro Verde
- Completed Highly Attractive Debt Financing to Fund Pending Oil & Gas Acquisitions (Expected to Close in 2Q)

Financial Highlights

Sales Data	1Q13	1Q12
Copper		
Consolidated Volumes (mm lbs)	954	827
Average Realization (per lb)	$3.51	$3.82
Site Production & Delivery Unit Costs (per lb)	$1.94	$1.96
Unit Net Cash Costs (per lb)	$1.57	$1.26
Gold		
Consolidated Volumes (000's ozs)	214	288
Average Realization (per oz)	$1,606	$1,694
Molybdenum		
Consolidated Volumes (mm lbs)	25	21
Average Realization (per lb)	$12.75	$15.34
Financial Results *(in millions, except per share amounts)*		
Revenues	$4,583	$4,605
Net Income Applicable to Common Stock	$648 (1)	$764 (2)
Diluted Earnings Per Share	$0.68 (1)	$0.80 (2)
Operating Cash Flows (3)	$831	$801
Capital Expenditures	$805	$707
Total Debt	$10,092 (4)	$3,521
Consolidated Cash	$9,595 (4)	$4,496

(1) *Includes charges of $10 million or $0.01/share for costs associated with the pending acquisitions of PXP and MMR and for the March 2013 cobalt chemical refinery acquisition and $40 million or $0.04/share related to the termination of the acquisition bridge loan facilities*

(2) *Includes charges of $149 million or $0.16/share related to the redemption of FCX's 8.375% Senior Notes*

(3) *Includes working capital uses and changes in other tax payments of $430 mm in 1Q13 and $720 mm in 1Q12*

(4) *Includes net proceeds from the $6.5 billion in Senior Notes issued in March 2013*

Quarterly Operating Highlights

1Q13 Unit Production Costs

(per pound of copper)	North America	South America	Indonesia	Africa	Consolidated
Cash Unit Costs					
Site Production & Delivery (1)	$1.99	$1.62	$2.61	$1.39	$1.94
By-Product Credits	(0.26)	(0.29)	(1.63)	(0.23)	(0.55)
Treatment Charges	0.13	0.18	0.23	-	0.15
Royalties (1)	-	-	0.13	0.07	0.03
Unit Net Cash Costs	$1.86	$1.51	$1.34	$1.23	$1.57

Sales From Mines for 1Q13 & 1Q12 by Region


North America
353
338
Cu
mm lbs
25(2)
21(2)
Mo
mm lbs
1Q13 1Q12 1Q13 1Q12
South America(3)
285
286
Cu
mm lbs
1Q13 1Q12
Indonesia(4)
198
134
Cu
mm lbs
191
266
Au
000's ozs
1Q13 1Q12 1Q13 1Q12
Africa(5)
118
69
Cu
mm lbs
1Q13 1Q12

(1) Production costs include profit sharing in South America and severance taxes in North America.
(2) Includes 2 mm lbs in 1Q13 and 1Q12 from South America
(3) Gold sales totaled 21k ozs in 1Q13 and 19k ozs in 1Q12. Silver sales totaled 988k ozs in 1Q13 and 698k ozs in 1Q12.
(4) Silver sales totaled 563k ozs in 1Q13 and 449k ozs in 1Q12.
(5) Cobalt sales totaled 6 mm lbs in 1Q13 and 5 mm lbs in 1Q12.
NOTE: For a reconciliation of unit net cash costs per pound to production and delivery costs applicable to sales reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" on FCX's website.

Copper Market Commentary

- China Remains Important Demand Driver
  - Expect Continued Infrastructure Development and Commodity Intensity
  - Slower Growth on Larger Base
  - Growing Copper Concentrate Imports/Lower Cathode Imports
- Improving U.S. Demand
  - Healthy Automotive Sector
  - Improving Housing Sector
- European Demand Remains Weak
- Increasing Global Inventories
  - Growth in Exchange Stocks
  - Declining Bonded Warehouse Stocks
  - Consumer Inventories Remain Low
- Significant Supply Challenges Persist

Highly Attractive Brownfield Copper Development Projects

Expansion Projects in Progress

Mill Expansions (t/d)	Incr. Cu (mm lbs/yr)	Capital* ($ blns)	Achieve Full Rates
Cerro Verde (360K)	600	$4.4	2016
Morenci (115K)	225	1.4	2014
Tenke (14K)	150	0.9	2013
TOTAL	975	$6.7	

** excludes capitalized interest*

North America*

- Morenci Expansion (225 mm lbs Cu) under way
- Potential sulfide expansions (~800 mm lbs Cu)

South America*

- Cerro Verde Expansion (600 mm lbs Cu) under way
- Potential El Abra Mill (600 mm lbs Cu)

Tenke Fungurume

- 150mm lbs Cu/yr oxide expansion nearing completion
- Potential sulfide expansions

Grasberg

- Underground development under way

1.1 bln lbs Cu**
1.4 mm ozs Au**

* *excludes restarts currently in progress; incremental copper per annum*
** *PT-FI's share, average per annum*

Volume Growth with Brownfield Projects in Progress

Copper (billion lbs per year)


3.65
+20%
4.4
+15%+
5.0+
Indonesia
Africa
South America
North America
2012
2013e-2014e Average
2015e-2020e Average

e= estimate. See Cautionary Statement.

2015e-2020e
v. 2012


SA
NA
Africa
Indonesia

Brownfield Projects

- Proven Technology
- Capital efficiency
- Economies of scale
- Risks better understood

Higher Risk Adjusted Returns

Brownfield Development
Morenci Mill Expansion

Key Project Metrics

- *Expand mill to 115K t/d*
- *Increase mining rate to 900K st/d (from 700K st/d)*
- *Capital costs: ~$1.4 billion*
- *Incremental Production: 225mm lbs Cu/year*

Ball Mill



- **Achieved Targeted Mining Rate in 1Q13**
- **Construction activities for new mill and related facilities under way**
- **Engineering activities nearing completion**
- **Achieve full rates in 2014**
- **On-going exploration results continue to support potential for larger expansion**

Copper (bln lbs)


27.0
Positive drilling results continue to expand potential milling sulfide resource in this multi-year program
13.0
12.9
Cumulative Production (since 1943)
Reserves
Mineralized Material* (contained)

Copper Production
(FCX 85% Share)


mm lbs Cu
800
600
400
200
0
with Expansion
2007
2008
2009
2010
2011
2012
2014e

NOTE: Amounts are net of Morenci's 15% JV partner's interest.

Estimated consolidated contained copper resources using a long-term copper price of $2.20/lb.* ***Mineralized Material is not included in reserves and will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material will become proven and probable reserves.* *e = estimate. See Cautionary Statement.*

FREEPORT-McMoRAN COPPER & GOLD

Brownfield Development
Cerro Verde Mill Expansion

Key Project Metrics

- *Expand mill from 120K t/d to 360K t/d*
- *Increase mining rate from 320K t/d to 850K t/d*
- *Capital costs: ~$4.4 billion*
- *Incremental Production: 600mm lbs Cu/year, 15mm lbs Mo/year*
- *Reserve Life: ~90 years current, ~30 years post expansion; additional exploration potential*


Project Earthworks
March 2013

- Construction commenced in 1Q13
- EIS approved by Government in 4Q12; construction permit in 1Q13
- Engineering 65% complete
- Completion expected in 2016

Cu Reserves
(bln lbs)


2008-2012 Production
Year-end Reserves
14.8
33.8
30.5
2007
2012

Cu Production
(mm lbs/year)


595
No Expan.
1,100
Incremental with Expansion
2012
2016-2020e

e = estimate. See Cautionary Statement.

Brownfield Development
Tenke Fungurume Expansion

Key Project Metrics

- *Expand mill to 14K t/d*
- *Increase mining rate from 60K t/d to 150K t/d*
- *Add tankhouse capacity*
- *Capital costs: $850 million**
- *Incremental Production: 150mm lbs Cu/year*
- *Essentially complete in 1Q13 – on time & within Budget*
- *In 1Q13, set operating records for mining & milling rates and copper volumes*

Exploration activities continue to support opportunities for future expansion


Tenke Phase II Expansion
SO2 Furnace


Cobalt Precipitation

** includes a second sulphuric acid plant, which is expected to be installed in 2015*

Cobalt Chemical Refinery Acquisition

- **Acquisition completed in 1Q13**
- **Enhances market position as world's largest producer of cobalt**
- **Initial purchase consideration of $355mm, including $34mm of acquired cash**
  - **Potential for additional consideration of up to $110mm over three years, contingent on achieving certain revenue targets**
- **Ownership: 56% FCX (operator), 24% Lundin, 20% Gécamines**


Kokkola Refinery

- ***Global market leader***
- ***Direct end-market access for cobalt***
- ***Capacity to refine 100% of Tenke planned cobalt***
- ***Experienced management team***

Grasberg Underground Development

- To date, completed 80 km of development in Grasberg BC & 53 km in DMLZ
  - Tracking start-up schedule
- Current activities include work on ore flow systems & Grasberg BC shaft
- Development capital
  - $6.7 bln for Grasberg BC & DMLZ ($5.5 bln net to PT-FI) with $1.5 bln spent to-date ($1.2 bln net to PT-FI)*
  - PT-FI's share of UG development expected to average $585mm/year over next five years
- DMLZ start-up in 2015 with full production of 80K t/d in 2021
- Grasberg BC start-up in 2017 with full production of 160K t/d in 2022


Grasberg open pit
Grasberg Block Cave
Kucing Liar
Big Gossan
DOZ
DMLZ
Common Infrastructure

PT-FI's Share – Annual Avg.


1.1
1.7
1.1
1.3
Cu
bln lbs
Au
mm ozs
2012-2016e
2017e-2021e

** initial development capital spend through achievement of full rates (through year-end 2021 for Grasberg BC & year-end 2020 for DMLZ)*
NOTE: Ore grades in first 10 years expected to be higher than life of mine average for Grasberg BC and DMLZ of 1.01% Cu & 0.78 g/t Au and 0.84% Cu & 0.70 g/t Au, respectively.
e = estimate. See Cautionary Statement.

2013 Outlook*

- ***Sales Outlook:***
  - Copper: 4.3 Billion lbs.
  - Gold: 1.4 Million ozs.
  - Molybdenum: 92 Million lbs.
- ***Unit Net Cash Cost (1):***
  - $1.45/lb in 2013e
- ***Operating Cash Flows (2):***
  - ~$5.5 Billion (@$3.25/lb Copper)
  - Includes $400 Million in Net Working Capital Sources and Changes in Other Tax Payments
  - Each 10¢/lb Change in Copper for the Remainder of 2013 = $270 Million
- ***Capital Expenditures:***
  - $4.4 Billion (including $2.6 Billion for Major Projects)

** Excludes results from pending acquisitions*

(1) Assumes average prices of $1,400/oz gold and $11/lb molybdenum for the remainder of 2013. The impact of price changes for the remainder of 2013 on consolidated unit net cash costs would approximate $0.015 per pound for each $50 per ounce change in the average price of gold and $0.01 per pound for each $2 per pound change in the average price of molybdenum.

(2) Assumes average prices of $1,400/oz gold and $11/lb molybdenum for the remainder of 2013; each $100/oz change in gold would have an approximate $100 MM impact, and each $2.00/lb change in molybdenum would have an approximate $80 MM impact.

e = estimate. See Cautionary Statement.

Growing Production Profile

Copper Sales (billion lbs)


5.0+
4.3
4.5
3.65
5
4
3
2
1
0
2012
2013e
2014e
2015e
Includes Projects Currently Under Way*

Note: Consolidated copper sales include approximately 717mm lbs in 2012, 810mm lbs in 2013e, 760 mm lbs in 2014e and 900+ mm lbs in 2015e for noncontrolling interest; excludes purchased copper.

*Includes Cerro Verde expansion (2016 full rates) & Morenci mill expansion, targeted for 2014
e = estimate. See Cautionary Statement.

Gold Sales (million ozs)


2
1
0
1.0
1.4
1.8
1.8
2012
2013e
2014e
2015e

Note: Consolidated gold sales include approximately 102k ozs in 2012, 140k ozs in 2013e, 175k ozs in 2014e and 170k ozs in 2015e for noncontrolling interest.

Molybdenum Sales (million lbs)


100
75
50
25
0
83
92
95
100
2012
2013e
2014e
2015e

2013e Quarterly Payable Metal Sales

Copper Sales (million lbs)


1,250
1,000
750
500
250
0
954
1,015
1,115
1,225
1Q13
2Q13e
3Q13e
4Q13e

Note: Consolidated copper sales include approximately 182 mm lbs in 1Q13, 190 mm lbs in 2Q13e, 213 mm lbs in 3Q13e and 225 mm lbs in 4Q13e for noncontrolling interest; excludes purchased copper.

Gold Sales (thousand ozs)


600
400
200
0
214
295
365
500
1Q13
2Q13e
3Q13e
4Q13e

Note: Consolidated gold sales include approximately 22k ozs in 1Q13, 30k ozs in 2Q13e, 38k ozs in 3Q13e and 50k oz in 4Q13e for noncontrolling interest.

Molybdenum Sales (million lbs)


25
20
15
10
5
0
25
23
22
22
1Q13
2Q13e
3Q13e
4Q13e

e = estimate. See Cautionary Statement.

2013e Operating Estimates

2013e Unit Production Costs

(per pound of copper)	North America	South America	Indonesia	Africa	Consolidated (3)
Cash Unit Costs (1)					
Site Production & Delivery (2)	$2.03	$1.57	$2.32	$1.41	$1.89
By-product Credits	(0.24)	(0.29)	(1.66)	(0.30)	(0.62)
Treatment Charges	0.10	0.16	0.21	-	0.14
Royalties (2)	-	-	0.13	0.07	0.04
Unit Net Cash Costs	$1.89	$1.44	$1.00	$1.18	$1.45

2013e Sales by Region


North America
1,445
Cu
mm lbs
92(4)
Mo
mm lbs
South America
1,335
Cu
mm lbs
130(5)
Au
000's ozs
Indonesia
1,085
Cu
mm lbs
1.25
Au
mm ozs
Africa
435
Cu
mm lbs
28
Co
mm lbs

(1) Estimates assume average prices of $3.25/lb for copper, $1,400/oz for gold, $11/lb for molybdenum and $12/lb for cobalt for the remainder of 2013. Quarterly unit costs will vary significantly with quarterly metal sales volumes. Unit net cash costs would change by ~$0.015/lb for each $50/oz change in gold and $0.01/lb for each $2/lb change in molybdenum.
(2) Production costs include profit sharing in South America and severance taxes in North America.
(3) Higher 2014e Grasberg volumes would have an approximate $0.15/lb favorable impact on 2013e consolidated cash unit costs
(4) Includes molybdenum produced in South America
(5) Includes gold produced in North America
Note: e = estimate. See Cautionary Statement.

EBITDA and Cash Flow at Various Copper Prices

Average EBITDA*
($1,500 Gold & $12 Molybdenum)


(US$ billions)
$18
$15
$12
$9
$6
$3
$0
2015e/2016e Average
2013e/2014e Average
~50% Increase
Cu $3.00/lb
Cu $3.50/lb
Cu $4.00/lb

Average Operating Cash Flow (excluding Working Capital changes)*
($1,500 Gold & $12 Molybdenum)


(US$ billions)
$12
$10
$8
$6
$4
$2
$0
2015e/2016e Average
2013e/2014e Average
~50% Increase
Cu $3.00/lb
Cu $3.50/lb
Cu $4.00/lb

*Based on operating plans, volumes and costs for average of 2013e & 2014e; exclude estimates from pending acquisitions.

Note: For 2013e/2014e average, each $50/oz change in gold approximates $75 million to EBITDA and $45 million to operating cash flow; each $2.00/lb change in molybdenum approximates $160 million to EBITDA and $130 million to operating cash flow. EBITDA equals operating income plus depreciation, depletion and amortization.

e = estimate. See Cautionary Statement.

Sensitivities

Change	EBITDA	Operating Cash Flow
	(US$ millions)	
Copper: -/+ $0.10/lb	$405	$275
Molybdenum: -/+ $1.00/lb	$80	$65
Gold: -/+ $50/ounce	$75	$45
Diesel(1): -/+ 10%	$100	$75
Purchased Power(2): -/+ 10%	$50	$35
Currencies(3): +/- 10%	$175	$130

(1) $3.80/gallon base case assumption
(2) 6.7¢/kWh base case assumption
(3) U.S. Dollar Exchange Rates: 475 Chilean peso, 9,500 Indonesian rupiah, $1.00 Australian dollar, $1.28 Euro, 2.70 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against foreign currencies equates to a cost benefit of noted amounts.

NOTE: Based on 2013e/2014e average. Operating cash flow amounts exclude working capital changes. e = estimate. See Cautionary Statement.

Exploration Targets in Major Mineral Districts


Morenci
Cerro Verde
$235 million in 2013e
North America 20%
South America 23%
Other Areas
11%
Indonesia 20%
Africa 26%
Grasberg
Tenke Fungurume

Note: FCX's consolidated share; e = estimate. See Cautionary Statement.
Approximately 1/3rd of our 2013 budget is associated with greenfield exploration projects

Capital Expenditures (1)


Major Mining Projects (2)
Other Mining
(US$ billions)
$5
$4
$3
$2
$1
$0
$4.4
1.8
2.6
$4.4
1.4
3.0
$3.2
1.0
2.2
2013e
2014e
2015e

(1) Estimates include projects in progress; exclude estimates from pending acquisitions. Project spending will continue to be reviewed and revised subject to market conditions.
(2) Primarily includes Cerro Verde expansion, Morenci mill expansion and Grasberg underground development.

Note: Includes capitalized interest.
e = estimate. See Cautionary Statement.

Pending Oil & Gas Transactions

- Completed Low Cost Debt Financing in 1Q13
- Expect to Close Transactions in 2Q13
- High Quality U.S. Focused Assets
  - Strong Margins & Hedge Protected Cash Flows
  - Attractive Growth Profile
  - Significant Exploration Potential
  - Established Production to Fund Growth

High Quality U.S. Oil & Gas Portfolio

Proved & Probable Reserves [1]

688 MMBOE (81% Oil/Liquids)


Other
3%
Haynesville
5%
GOM Shelf
8%
California
41%
Deepwater GOM
34%
9%
Eagle Ford

2013e Production by Region

175 MBOE/d


Other
3%
GOM Shelf
11%
Deepwater GOM
33%
California
23%
Eagle Ford
21%
9%
Haynesville

2013e Production Mix


Gas
28%
Oil
66%
6%
NGLs


Natural Gas
Oil
Madden
California
Haynesville
Eagle Ford
Gulf of Mexico Shelf/ Deepwater

(1) 2P Reserves including Proved of 475 MMBOE and Probable of 213 MMBOE; Reserves are as of 12/31/12, pro forma for MMR 1Q13 divestitures.
e = estimate. See Cautionary Statement.

FCX Pro forma (1) EBITDA, Cash Flows & Capital Expenditures


EBITDA
Operating Cash Flow*
CAPEX
$ billions
$25
$20
$15
$10
$5
$0
2015/ 2016 Avg.
~45% Increase
2013/ 2014 Avg.
$3.00
$3.50
$4.00
Copper Prices
$1,500 Au/$12 Mo/$100 Oil/$4.50 Gas (Brent)
2015/ 2016 Avg.
~45% Increase
2013/ 2014 Avg.
$3.00
$3.50
$4.00
Copper Prices
$1,500 Au/$12 Mo/$100 Oil/$4.50 Gas (Brent)
O&G 35%
Mining 65%
40%
60%
52%
48%
2013e
2014e
2015e

(1) Includes pending oil and gas acquisitions
* Excludes working capital changes
e = estimate. See Cautionary Statement.

Significant Debt Reduction

Year-End Net Debt at Varying Copper Prices


(US$ billions)
$20
$15
$10
$5
$0
-$5
$16.0
$7.7
$2.0
($3.5)
12/31/12 Pro Forma (1)
'13-'16 Avg. Copper Price
Net Debt/'13-'16 Avg. EBITDA
$3.00
0.6x
$3.50
0.1x
$4.00
N/A
Pro Forma YE 2016e

(1) Reflects as adjusted net debt associated with the PXP and MMR acquisitions and related debt financings

Note: Sensitivity assumes $12 Molybdenum, $1,500 Gold, $100 Oil and $4.50 Natural Gas; EBITDA equals operating income plus depreciation, depletion, and amortization

e= estimate. See Cautionary Statement.

Financial Policy

- Maintain Strong Balance Sheet & Liquidity Position
- Reduce Debt Incurred for Pending Acquisitions Using Projected Substantial Cash Flows Generated from Combined Business
- Invest in Projects with Strong Financial Returns/Capital Discipline
- Anticipate Continuing Current Common Stock Dividend Rate: $1.25/Share per Annum
- Board to Review Financial Policy on an Ongoing Basis
- Committed to Long-standing Tradition of Maximizing Value for Shareholders

Long Track Record of Generating Value for Shareholders

Exploration & Development

- Grasberg Discovery & Development
- Tenke Fungurume Development
- Phelps Dodge Resource Expansion

History of Prudent Capital Allocation & Opportunistic Acquisitions

- Financial Discipline
- Successful Phelps Dodge Integration
- Strong ROIC
- Balance Sheet Management
- Shareholder Returns

Solid Financial Performance

- Achieving Production Targets
- Cost Management
- Flexible Operating Structure

Strong Portfolio & Risk Management

- Effective Management of Safety, Operational, Environmental and Political Risks

Alignment of Interests

- Senior Management and Directors are Significant Shareholders

Pending Acquisitions

- Understanding of Assets and Resource Potential
- Experience in O&G Industry
- Broaden Portfolio of Investment Opportunities

Combined Company Highlights

- Creates A Premier U.S. Based Natural Resources Producer
- World's Largest Publicly Traded Copper Producer
- Significant Producer of Oil, Gold & Molybdenum
- Significant Long-term Natural Gas Resources
- Strong Margins & Cash Flows
- High Quality, Long-lived and Geographically Diverse Assets

Reference Slides



Update on Grasberg

- **Unusually low metal production in 2012 compared with historical levels**
  - Lower grades in Grasberg open pit
  - DOZ ramp-up: panel repairs more extensive – expect 80K t/d by year-end 2013; current rate: 50K t/d
  - Mine sequencing/geotechnical factors
- **Outlook for improving metal production & resulting net unit cash costs**

Aggregate Grasberg Production*
(billion lbs Cu & million ozs Au per year)


Copper
1.4
0.7
1.4
2002-2011 (average)
2012
2013e-2016e (average)
Gold
2.3
0.9
2.1
2002-2011 (average)
2012
2013e-2016e (average)

Average Unit Net Cash Costs**
(¢ per lb of copper)


13¢
124¢
2007-2011 (average)
2012
2013e-2016e (average)
Net Credit

* includes Rio Tinto's share; PT-FI's share (in billion lbs Cu & million ozs Au): 2002-2011 average is 1.2 Cu & 2.0 Au, 2012 is 0.7 Cu & 0.9 Au and 2013e-2016e is 1.3 Cu & 1.9 Au
** $1,700 gold price for 2013e-2016e; 2013e unit net cash costs are expected to be higher than the 2014e & 2013e-2016e averages because of lower gold credits in 2013
NOTE: For a reconciliation of unit net cash costs per pound to production and delivery costs applicable to sales reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" on FCX's website. e = estimate. See Cautionary Statement.

PT-FI Mine Plan

PT-FI's Share of Metal Sales, 2013e-2021e

2013e – 2017e PT-FI Share
Total: 5.9 billion lbs copper
Annual Average: 1.18 billion lbs

2013e – 2017e PT-FI Share
Total: 8.3 million ozs gold
Annual Average: 1.66 million ozs


Copper, billion lbs
Gold, million ozs
1.1
1.2
1.1
1.7
1.4
1.7
1.4
2.8
0.9
0.9
1.1
1.3
2013e
2014e
2015e
2016e
2017e
2017e-2021e Annual Average

e = estimate. Amounts are projections; see Cautionary Statement.
Note: Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors.

Grasberg Open Pit


9N
8E
9S
N

FREEPORT-MCMORAN COPPER & GOLD

Mining Sequence in 2013

Copper Equivalent Cross Section


A
B
9N and 9S are the Primary Ore Pushbacks in 2013
9S
1Q13
9N
1Q13
End 2012
Grasberg Plan View
B
A
LEGEND
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2013

Copper Equivalent Cross Section


A
B
9N and 9S are the Primary Ore Pushbacks in 2013
9S
9N
1Q13
2Q13
1Q13
2Q13
End 2012
Grasberg Plan View
A
B
LEGEND
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2013

Copper Equivalent Cross Section


A
B
9N and 9S are the Primary Ore Pushbacks in 2013
9S
9N
1Q13
2Q13
3Q13
1Q13
2Q13
3Q13
End 2012
Grasberg Plan View
A
B
LEGEND
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

FREEPORT-McMoRAN COPPER & GOLD

Mining Sequence in 2013

Copper Equivalent Cross Section


A
B
9N and 9S are the Primary Ore Pushbacks in 2013
9S
9N
1Q13
2Q13
3Q13
4Q13
1Q13
2Q13
3Q13
4Q13
End 2012
LEGEND
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq
Grasberg Plan View
A
B

Mining Sequence in 2014

Copper Equivalent Cross Section



A
B
9N and 9S are the Primary Ore Pushbacks in 2014
9S
9N
End 2013
2014
LEGEND
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq
Grasberg Plan View
A
B

Mining Sequence in 2015

Copper Equivalent Cross Section


A
B
9S is the Primary Ore Pushback in 2015
9S
2015
End
2014
LEGEND
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq
Grasberg Plan View
B
A

Mining Sequence in 2016

Copper Equivalent Cross Section


A
B
9S is the Primary Ore Pushback in 2016
End 2015
9S
2016
LEGEND
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq
Grasberg Plan View
B
A

Enhanced Geographic & Commodity Diversification

2013e EBITDA (1)

Existing



South America
29%
North America
29%
11%
Africa
Indonesia
31%



Mining
100%

Pro forma (2)



North America
48%
South America
21%
8%
Africa
Indonesia
23%



Mining
74%
Oil & Gas
26%

EBITDA Margin:

Mining: ~ 50%

Oil & Gas: ~75%

(1) Based on pricing assumptions of $3.50/lb Cu, $1,500/oz Au, $12/lb Mo, $100/bbl Oil (Brent) and $4.50/MMbtu natural gas.
(2) Includes pending oil and gas acquisitions
e = estimate. See Cautionary Statement.

FREEPORT-McMoRAN COPPER & GOLD

2013e Oil & Gas Operating Estimates



California
Operating Cost: $27/bbl
Pricing: Brent Based
Rocky Mtns. & Haynesville
Operating Cost: $1.65/Mcfe
Pricing: NYMEX
Eagle Ford
Operating Cost: $15/bbl
Pricing: LLS
Gulf of Mexico Shelf/ Deepwater
Operating Cost: $10/bbl
Pricing: LLS/NYMEX

2013e Oil & Gas Sales by Region



California
40 (1)
Oil
MBOE/D
Eagle Ford
31 (2)
36
Haynesville/ Rocky Mtns/Other
127
Gas
MMcfe/d
GOM
56 (3)
125

(1) Includes ~ 7 MMcfe/d of natural gas
(2) Includes ~ 4 MBOE/d of NGLs
(3) Includes ~ 6 MBOE/d of NGLs

NOTE: e = estimate. See Cautionary Statement.

Oil & Natural Gas Hedging Positions

Oil Indexed to Brent

2013


Swaps
40k bbls/d
@ $109.23
Collars
25k bbls/d
$100 floor
$80 limit
$124 Ceiling
5k bbls/d
$90 floor
$70 limit
$126 Ceiling
Puts
17k bbls/d
$90 floor
$70 limit
$6.25 ADP
13k bbls/d
$100 floor
$80 limit
$6.80 ADP
Unhedged
15%

117k bbls/d*

2014


Puts
75k bbls/d
$90 floor
$70 limit
$5.74 ADP
30k bbls/d
$95 floor
$75 limit
$6.09 ADP
5k bbls/d
$100 floor
$80 limit
$7.11 ADP
Unhedged
15%

129k bbls/d*

2015


Unhedged
43%
Puts
84k bbls/d
$90 floor
$70 limit
$6.90 ADP

147k bbls/d*

Natural Gas Indexed to Henry Hub

2013

Swaps – 110/d @ $4.27

2014

Swaps – 100/d @ $4.09

2015

No Hedges

NOTE: As of February 21, 2013; ADP = average deferred premium.
** Estimated annual production for MMR & PXP. See Cautionary Statement.*

Energy – A Significant Component of Mining Cost

Site Operating Costs by Category (Consolidated)


Materials 32%
Manpower 29%
Other 13%
Energy 21%
Acid 5%

2012

Components of Energy (Total of $1.6 Billion)


Purchased Power 6,800 GWh 35%
Diesel 255 mm gallons 59%
6%

2012

Coal: 700k mt
&
Natural Gas:
1 million MMBTU